SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549





                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) April 29, 1994



                               FORD MOTOR COMPANY
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


       1-3950                                           38-0549190
(Commission File Number)                    (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                     48121
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.


      The consolidated financial statements of Ford Motor Company and subsidiaries for the quarter ended March 31, 1994 are filed as Exhibit 20 to this Current Report on Form 8-K and are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                                   EXHIBITS

Designation            Description                    Method of Filing


Exhibit 20             The consolidated financial     Filed with this Report
                       statements of Ford Motor
                       Company and subsidiaries
                       for the quarter ended March
                       31, 1994.



                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                    FORD MOTOR COMPANY
                                    (Registrant)


Date:  April 29, 1994               By:/s/T. J. DeZure
                                          T. J. DeZure
                                       Assistant Secretary

                                 EXHIBIT INDEX


DESIGNATION                         DESCRIPTION              PAGE

Exhibit 20              The consolidated financial
                        statements of Ford Motor
                        Company and subsidiaries
                        for the quarter ended March
                        31, 1994.




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